EXHIBIT 99

Summit Financial Group Reports Record Quarterly Earnings; Q3 2004 EPS Increases 67.3% to $0.87

    MOOREFIELD, W.Va.--(BUSINESS WIRE)--Oct. 20, 2004--Summit Financial Group, Inc. (OTCBB: SMMF) today reported third quarter 2004 net income of $3.1 million, or $0.87 per diluted share, up 67.3 percent on an earnings per share basis from the $1.8 million, or $0.52 per diluted share, reported in the third quarter of 2003. These record quarterly earnings reflect strong revenue growth in both its community banking and mortgage banking segments. Net income for the third quarter of 2004 generated an annualized return on average shareholders' equity (ROE) of 20.06 percent and an annualized return on average assets (ROA) of 1.46 percent compared with third quarter 2003 ratios of 13.36 percent and 1.02 percent, respectively.
    For the first nine months of 2004, the Company reported net income of $8.3 million, or $2.30 per diluted share, up 42.9 percent on an earnings per share basis from $5.7 million, or $1.61 per diluted share, reported in the prior-year period. Net income for the first nine months of 2004 generated an ROE of 18.31 percent and an ROA of
1.33 percent compared with 14.06 percent and 1.08 percent, respectively, for the prior-year period.
    H. Charles Maddy III, President and Chief Executive Officer commented, "Once again we are pleased to report record quarterly earnings. Our strong earnings performance validates the strategies we have embarked on to expand into high growth or under-served markets and to diversify our revenue stream. Both segments of our business - community banking and mortgage banking - continue to perform well. Summit continues to prove itself as an attractive investment opportunity; our planned listing on the Nasdaq SmallCap market within the next couple months will further strengthen our investment appeal."
    Revenue for the third quarter of 2004, consisting of net interest income plus non-interest income, was $15.6 million, an increase of
131.1 percent over the prior-period quarter. Net interest income increased 18.8 percent to $7.1 million, reflecting 17.8 percent growth in average earning assets in combination with a three basis point increase in the net interest margin to 3.65 percent. Mr. Maddy noted that the Company has maintained a stable net interest margin over the last twelve months, despite the challenges of a changing interest rate environment.
    Non-interest income for the third quarter of 2004 was $8.5 million compared with $0.8 million for the prior-year period. The $7.7 million improvement resulted primarily from revenue derived from the Company's new mortgage banking unit, Summit Financial, LLC, which primarily originates debt consolidation second mortgage loans for borrowers nationwide and commenced operations during the third quarter of 2003. Excluding this business, non-interest income increased 35.7 percent, reflecting strong growth in service fees and other income.
    Mr. Maddy commented, "We've enjoyed strong earnings momentum from Summit Financial, LLC since we began this business one year ago. Long-term, we continue to see opportunities for growth, although the near-term may be tempered by seasonal factors." Summit Financial, LLC contributed $0.9 million to consolidated net income for the third quarter of 2004 compared with $0.5 million in the previous quarter of this year. The Company originated $75.8 million in loans during the third quarter, and sold $79.9 million. This compares with originations of $74.3 million in the second quarter, and sales of $68.0 million.
    Non-interest expense for the third quarter of 2004 was $10.8 million, a $7.0 million or 183.6 percent increase over the $3.8 million reported for the prior-year period. Excluding expenses associated with Summit Financial, LLC, non-interest expense was $4.2 million, a 20.7 percent increase above the 2003 third quarter. Mortgage operations significantly affected the efficiency ratio, which for third quarter 2004 increased to 67.11 percent as compared to 53.50 percent for third quarter 2003. Excluding the impact of mortgage banking, Summit's efficiency ratio was 51.68 percent compared with last year's efficiency ratio of 50.31 percent.
    Mr. Maddy noted that asset quality remains strong, with a continued low level of net charge-offs. Nonperforming assets were 0.30 percent of period-end assets at September 30, 2004 compared with 0.29 percent for the linked quarter and 0.21 percent twelve months ago. Annualized net charge-offs were 0.08 percent of average loans in the third quarter of 2004, up from 0.00 percent for the second quarter of 2004 and 0.04 percent for the third quarter of 2003. At period-end, loan loss reserves were 0.87 percent of loans.
    Assets at September 30, 2004 were $862.2 million, an increase of
16.4 percent over the last twelve months. The increase was driven by loan growth of $113.0 million, up 23.6 percent from last year's third quarter, to $591.3 million; the increase was derived primarily from commercial real estate loans, up 34.9 percent, and residential mortgage loans, up 19.1 percent. Loan growth was funded primarily by deposit growth of $60.8 million, up 12.8 percent to $535.8 million, as well as a $36.5 million increase in short-term borrowings, which totaled $77.5 million at period-end.

    About the Company

    Summit Financial Group, Inc., a financial holding company with total assets of $862 million, operates twelve banking locations through its three wholly-owned community banks: Summit Community Bank, headquartered in Moorefield, West Virginia; Capital State Bank, Inc., headquartered in Charleston, West Virginia; and Shenandoah Valley National Bank in Winchester, Virginia. Summit also operates Summit Financial, LLC, a residential mortgage loan originator located in Herndon, Virginia.

    Forward-Looking Statements

    This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to Summit's filings with the Securities and Exchange Commission for a summary of important factors that could affect Summit's forward-looking statements. Summit undertakes no obligation to revise these statements following the date of this press release.



SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Quarterly Performance Summary -- Q3 2004 vs Q3 2003

                                       For the Quarter Ended
                                      ----------------------
 Dollars in thousands, except per                             Percent
  share amounts                         9/30/2004   9/30/2003  Change
----------------------------------------------------------------------

 Condensed Statements of Income
   Interest income
      Loans, including fees                $9,334      $7,877    18.5%
      Securities                            2,267       2,375    -4.5%
      Other                                    33          42   -21.4%
                                      ------------------------
          Total interest income            11,634      10,294    13.0%
                                      ------------------------
   Interest expense
      Deposits                              2,451       2,467    -0.6%
      Borrowings                            2,122       1,885    12.6%
                                      ------------------------
         Total interest expense             4,573       4,352     5.1%
                                      ------------------------
   Net interest income                      7,061       5,942    18.8%
   Provision for loan losses                  293         232    26.3%
                                      ------------------------
   Net interest income after provision
       for loan losses                      6,768       5,710    18.5%
                                      ------------------------
   Noninterest income
      Service fee income                      575         403    42.7%
      Mortgage origination revenue          7,732         211  3564.5%
      Securities gains (losses)               (35)          -       -
      Other income                            273         196    39.3%
                                      ------------------------
        Total noninterest income            8,545         810   954.9%
                                      ------------------------
   Noninterest expense
     Salaries and employee benefits         5,055       2,142   136.0%
     Net occupancy expense                    408         223    83.0%
     Equipment expense                        433         326    32.8%
     Postage expense                        1,703         103  1553.4%
     Advertising                            1,229          89  1280.9%
     Other expenses                         1,939         914   112.1%
                                      ------------------------
       Total noninterest expense           10,767       3,797   183.6%
                                      ------------------------
   Income before income taxes               4,546       2,723    66.9%
   Income taxes                             1,420         880    61.4%
                                      ------------------------
               Net income                  $3,126      $1,843    69.6%
                                      ========================

 Per Share Data
   Basic earnings                           $0.89       $0.53    67.9%
   Diluted earnings                         $0.87       $0.52    67.3%
   Average shares outstanding
      Basic                             3,513,086   3,504,820     0.2%
      Diluted                           3,606,290   3,554,700     1.5%

 Performance Ratios
   Return on average equity                 20.06%      13.36%   50.1%
   Return on average assets                  1.46%       1.02%   43.1%
   Net yield on earning assets -
    taxable equivalent                       3.65%       3.62%    0.8%
   Efficiency ratio consolidated(A)         67.11%      53.50%   25.4%
   Efficiency ratio excluding mortgage
    banking (A)                             51.68%      50.31%    2.7%

NOTE: (A) - Computed on a tax equivalent basis excluding
            nonrecurring income and expense items and amortization of intangibles.



SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Nine Month Performance Summary -- 2004 vs. 2003


                                    For the Nine Months Ended
 Dollars in thousands, except per  --------------------------  Percent
  share amounts                        9/30/2004   9/30/2003    Change
----------------------------------------------------------------------

 Condensed Statements of Income
   Interest income
      Loans, including fees               $26,393     $23,070    14.4%
      Securities                            7,109       7,391    -3.8%
      Other                                    97         133   -27.1%
                                    --------------------------
         Total interest income             33,599      30,594     9.8%
                                    --------------------------
   Interest expense
      Deposits                              7,254       7,609    -4.7%
      Borrowings                            5,884       5,673     3.7%
                                    --------------------------
        Total interest expense             13,138      13,282    -1.1%
                                    --------------------------
   Net interest income                     20,461      17,312    18.2%
   Provision for loan losses                  758         683    11.0%
                                    --------------------------
   Net interest income after
    provision
       for loan losses                     19,703      16,629    18.5%
                                    --------------------------
   Noninterest income
      Service fee income                    1,647       1,131    45.6%
      Mortgage origination revenue         18,666         534  3395.5%
      Securities gains (losses)                 1         106   -99.1%
      Other income                            605         409    47.9%
                                    --------------------------
       Total noninterest income            20,919       2,180   859.6%
                                    --------------------------
   Noninterest expense
     Salaries and employee benefits        13,481       5,940   127.0%
     Net occupancy expense                  1,099         628    75.0%
     Equipment expense                      1,303         937    39.1%
     Postage expense                        4,491         204  2101.5%
     Advertising                            3,494         201  1638.3%
     Other expenses                         4,907       2,666    84.1%
                                    --------------------------
      Total noninterest expense            28,775      10,576   172.1%
                                    --------------------------
   Income before income taxes              11,847       8,233    43.9%
   Income taxes                             3,596       2,517    42.9%
                                    --------------------------
              Net income                   $8,251      $5,716    44.3%
                                    ==========================

 Per Share Data
   Basic earnings                           $2.35       $1.63    44.2%
   Diluted earnings                         $2.30       $1.61    42.9%
   Average shares outstanding
      Basic                             3,511,317   3,504,373     0.2%
      Diluted                           3,581,763   3,549,988     0.9%

 Performance Ratios
   Return on average equity                 18.31%      14.06%   30.2%
   Return on average assets                  1.33%       1.08%   23.1%
   Net yield on earning assets -
    taxable equivalent                       3.65%       3.61%    1.1%
   Efficiency ratio consolidated (A)        67.61%      51.76%   30.6%
   Efficiency ratio excluding
    mortgage banking (A)                    51.93%      50.63%    2.6%

NOTE: (A) - Computed on a tax equivalent basis excluding
            nonrecurring income and expense items and amortization of intangibles.




SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Five Quarter Performance Summary



Dollars in thousands,             For the Quarter Ended
 except per share   --------------------------------------------------
  amounts            9/30/04    6/30/04   3/31/04   12/31/03   9/30/03
----------------------------------------------------------------------
Condensed Statements
 of Income
   Interest income
      Loans, including
       fees            $9,334    $8,744    $8,314    $8,096    $7,877
      Securities        2,267     2,316     2,527     2,501     2,375
      Other                33        32        32        37        42
                    --------------------------------------------------
    Total interest
         income        11,634    11,092    10,873    10,634    10,294
                    --------------------------------------------------
   Interest expense
      Deposits          2,451     2,390     2,414     2,390     2,467
      Borrowings        2,122     1,904     1,857     1,862     1,885
                    --------------------------------------------------
    Total interest
        expense         4,573     4,294     4,271     4,252     4,352
                    --------------------------------------------------
   Net interest
    income              7,061     6,798     6,602     6,382     5,942
   Provision for
    loan losses           293       233       233       232       232
                    --------------------------------------------------
   Net interest
    income after
    provision for
    loan losses         6,768     6,565     6,369     6,150     5,710
                    --------------------------------------------------
   Noninterest
    income
      Service fee
       income             575       562       509       455       403
      Mortgage
       origination
       revenue          7,732     6,614     4,319     2,604       211
      Securities
       gains
       (losses)           (35)       17        20       105         -
      Other income        273       239        94       480       196
                    --------------------------------------------------
  Total noninterest
        income          8,545     7,432     4,942     3,644       810
                    --------------------------------------------------
   Noninterest
    expense
     Salaries and
      employee
      benefits          5,055     4,740     3,686     3,064     2,142
     Net occupancy
      expense             408       386       304       240       223
     Equipment
      expense             433       441       429       383       326
     Postage expense    1,703     1,435     1,353       781       103
     Advertising        1,229     1,304       962       571        89
     Other expenses     1,939     1,862     1,105     1,268       914
                    --------------------------------------------------
  Total noninterest
   expense             10,767    10,168     7,839     6,307     3,797
                    --------------------------------------------------
   Income before
    income taxes        4,546     3,829     3,472     3,487     2,723
   Income taxes         1,420     1,155     1,021       994       880
                    --------------------------------------------------
      Net income       $3,126    $2,674    $2,451    $2,493    $1,843
                    ==================================================

 Per Share Data
   Basic earnings       $0.89     $0.76     $0.70     $0.71     $0.53
   Diluted earnings     $0.87     $0.75     $0.69     $0.70     $0.52
   Average shares
    outstanding
      Basic         3,513,086 3,510,784 3,510,063 3,506,874 3,504,820
      Diluted       3,606,290 3,563,410 3,553,392 3,541,296 3,554,700

 Performance Ratios
   Return on average
    equity              20.06%    17.96%    16.77%    17.66%    13.36%
   Return on average
    assets               1.46%     1.29%     1.23%     1.30%     1.02%
   Net yield on
    earning assets -
    taxable
    equivalent           3.65%     3.64%     3.67%     3.69%     3.62%
   Efficiency ratio
    consolidated (A)    67.11%    69.61%    65.84%    61.85%    53.50%
   Efficiency ratio
    excluding mortgage
    banking (A)         51.68%    53.61%    50.45%    49.23%    50.31%

NOTE: (A) - Computed on a tax equivalent basis excluding
            nonrecurring income and expense items and amortization of intangibles.



SUMMIT FINANCIAL GROUP, INC.(OTCBB:  SMMF)
Segment Information
For the Quarter Ended September 30, 2004

                                           Parent
                      Community  Mortgage   and
Dollars in thousands   Banking   Banking    Other  Eliminations Total
----------------------------------------------------------------------
 Condensed Statements
  of Income
  Interest income       $11,399     $421      $5     $(191)   $11,634
  Interest expense        4,436      189     139      (191)     4,573
                      ------------------------------------------------
  Net interest income     6,963      232    (134)        -      7,061
  Provision for loan
   losses                   293        -       -         -        293
                      ------------------------------------------------
  Net interest income
   after provision
      for loan losses     6,670      232    (134)        -      6,768
                      ------------------------------------------------
  Noninterest income        700    7,732   1,147    (1,034)     8,545
  Noninterest expense     3,880    6,585   1,336    (1,034)    10,767
                      ------------------------------------------------
  Income before income
   taxes                  3,490    1,379    (323)        -      4,546
  Income taxes            1,064      479    (123)        -      1,420
                      ------------------------------------------------
  Net income             $2,426     $900   $(200)       $-     $3,126
                      ================================================

 Average assets        $829,522  $20,185 $75,311  $(67,515)  $857,503
                      ================================================



SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Segment Information
For the Quarter Ended September 30, 2003
                                             Parent
                        Community   Mortgage  and
 Dollars in thousands    Banking    Banking  Other  Eliminations Total
----------------------------------------------------------------------
 Condensed Statements of
  Income
   Interest income         $10,298      $-      $2      $(6)  $10,294
   Interest expense          4,292       -      66       (6)    4,352
                          --------------------------------------------
   Net interest income       6,006       -     (64)       -     5,942
   Provision for loan
    losses                     232       -       -        -       232
                          --------------------------------------------
   Net interest income
    after provision
       for loan losses       5,774       -     (64)       -     5,710
                          --------------------------------------------
   Noninterest income          599     211     844     (844)      810
   Noninterest expense       3,390     331     920     (844)    3,797
                          --------------------------------------------
   Income before income
    taxes                    2,983    (120)   (140)       -     2,723
   Income taxes                938     (41)    (17)       -       880
                          --------------------------------------------
   Net income               $2,045    $(79)  $(123)      $-    $1,843
                          ============================================

 Average assets           $719,738  $3,994 $60,940 $(58,962) $725,710
                          ============================================




SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Segment Information
For the Nine Months Ended September 30, 2004


                                             Parent
                       Community    Mortgage  and
Dollars in thousands    Banking     Banking  Other Eliminations Total
----------------------------------------------------------------------

 Condensed Statements
  of Income
  Interest income        $33,095      $930     $11    $(437)  $33,599
  Interest expense        12,790       432     353     (437)   13,138
                       -----------------------------------------------
  Net interest income     20,305       498    (342)       -    20,461
  Provision for loan
   losses                    758         -       -        -       758
                       -----------------------------------------------
  Net interest income
   after provision
      for loan losses     19,547       498    (342)       -    19,703
                       -----------------------------------------------
  Noninterest income       2,065    18,664   3,032   (2,842)   20,919
  Noninterest expense     11,299    16,600   3,718   (2,842)   28,775
                       -----------------------------------------------
  Income before income
   taxes                  10,313     2,562  (1,028)       -    11,847
  Income taxes             3,114       885    (403)       -     3,596
                       -----------------------------------------------
  Net income              $7,199    $1,677   $(625)      $-    $8,251
                       ===============================================

 Average assets         $805,533   $15,376 $72,352 $(64,724) $828,537
                       ===============================================



SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Segment Information
For the Nine Months Ended September 30, 2003

                                             Parent
                       Community    Mortgage  and
Dollars in thousands    Banking     Banking  Other Eliminations Total
----------------------------------------------------------------------
 Condensed Statements of
  Income
  Interest income          $30,603      $-      $6     $(15)  $30,594
  Interest expense          13,125       -     172      (15)   13,282
                          --------------------------------------------
  Net interest income       17,478       -    (166)       -    17,312
  Provision for loan
   losses                      683       -       -        -       683
                          --------------------------------------------
  Net interest income
   after provision
      for loan losses       16,795       -    (166)       -    16,629
                          --------------------------------------------
  Noninterest income         1,666     534   2,444   (2,464)    2,180
  Noninterest expense        9,810     498   2,732   (2,464)   10,576
                          --------------------------------------------
  Income before income
   taxes                     8,651      36    (454)       -     8,233
  Income taxes               2,640      12    (135)       -     2,517
                          --------------------------------------------
  Net income                $6,011     $24   $(319)      $-    $5,716
                          ============================================

 Average assets           $703,576  $3,280 $58,786 $(56,918) $708,724
                          ============================================



SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Selected Balance Sheet Data

 Dollars in thousands,             For the Quarter Ended
  except per share     -----------------------------------------------
  amounts              9/30/04    6/30/04  3/31/04  12/31/03   9/30/03
----------------------------------------------------------------------



  Assets               $862,246  $849,555 $809,216 $791,465  $740,645
  Securities            209,702   213,644  215,732  235,409   223,607
  Loans held for sale,
   net                   12,097    15,607    9,596    6,353       709
  Loans, net            586,201   559,869  532,855  498,340   473,779
  Intangible assets       3,537     3,574    3,612    3,050     3,088
  Deposits              535,822   536,589  530,372  511,801   474,955
  Short-term borrowings  77,518    71,350   42,547   49,714    41,049
  Long-term borrowings
   and subordinated
   debentures           178,334   176,248  169,608  168,255   165,526
  Shareholders' equity   65,289    58,975   60,674   57,188    55,502

 Book value per share    $18.58    $16.80   $17.28   $16.30    $15.84



SUMMIT FINANCIAL GROUP INC. (OTCBB:  SMMF)
Loan Composition

Dollars in thousands     9/30/04   6/30/04  3/31/04  12/31/03  9/30/03
----------------------------------------------------------------------
Commercial               $49,630  $49,294  $47,178  $46,860   $43,887
Commercial real estate   271,097  250,562  235,565  209,391   201,011
Residential
 construction              3,351    2,665    2,698    2,369     4,042
Residential mortgage     218,118  212,371  203,225  196,135   183,142
Consumer                  40,559   41,787   41,060   41,112    40,846
Other                      9,784    9,316    8,968    8,223     6,331
                      ------------------------------------------------
     Total loans         592,539  565,995  538,694  504,090   479,259
Less unearned fees and
 interest                  1,200    1,173    1,118    1,069       996
                      ------------------------------------------------
 Total loans net of
  unearned fees and
       interest          591,339  564,822  537,576  503,021   478,263
Less allowance for
 loan losses               5,138    4,953    4,721    4,681     4,484
                      ------------------------------------------------
     Loans, net         $586,201 $559,869 $532,855 $498,340  $473,779
                      ================================================



SUMMIT FINANCIAL GROUP INC. (OTCBB:  SMMF)
Mortgage Banking Segment Loan Activity

                                  For the Quarter Ended
                   ---------------------------------------------------
Dollars in
 thousands           9/30/04   6/30/04   3/31/04   12/31/03   9/30/03
----------------------------------------------------------------------

Loans originated
       Amount        $75,791   $74,333   $44,935    $32,413   $11,655
       Number          1,532     1,461       931        724        88

Loans sold
       Amount        $79,927   $68,013   $41,376    $26,261   $16,928
       Number          1,610     1,364       861        603       112



SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Asset Quality Information

                                  For the Quarter Ended
                       -----------------------------------------------
 Dollars in thousands     9/30/04   6/30/04  3/31/04 12/31/03 9/30/03
----------------------------------------------------------------------
 Net loan charge-off's       $107        $1     $192      $37     $46
 Net loan charge-off's to
  average loans
  (annualized)               0.08%     0.00%    0.15%    0.03%   0.04%
 Allowance for loan
  losses                   $5,138    $4,953   $4,721   $4,681  $4,484
 Allowance for loan
  losses as a percentage
     of period end loans     0.87%     0.88%    0.88%    0.93%   0.94%
 Nonperforming assets:
    Nonperforming loans    $1,464    $1,577   $1,448   $1,356    $604
    Foreclosed properties     756       475      475      480     560
    Nonaccrual securities     363       384      389      396     399
                         ---------------------------------------------
          Total            $2,583    $2,436   $2,312   $2,232  $1,563
                         =============================================
 Nonperforming loans to
  period end loans
     and other real
      estate                 0.37%     0.36%    0.36%    0.36%   0.24%
                         =============================================
 Nonperforming assets to
  period end assets          0.30%     0.29%    0.29%    0.28%   0.21%
                         =============================================




SUMMIT FINANCIAL GROUP, INC. (OTCBB:
 SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates Q3 2004 vs Q3 2003
                              Q3 2004                  Q3 2003
                     ------------------------ ------------------------

Dollars in          Average  Earnings/ Yield/ Average  Earnings/ Yield
thousands           Balances  Expense   Rate  Balances Expense   Rate
----------------------------------------------------------------------

ASSETS
Interest earning assets
  Loans, net of unearned
   interest
    Taxable          $585,400   $9,217  6.30% $463,496   $7,793  6.73%
    Tax-exempt          9,472      176  7.43%    5,846      122  8.35%
  Securities
    Taxable           163,866    1,721  4.20%  171,064    1,887  4.41%
    Tax-exempt         48,131      817  6.79%   42,254      726  6.87%
   Interest bearing
    deposits other
    banks and Federal
     funds sold         3,718       33  3.55%    5,586       44  3.15%
                     --------- -------- ----- --------- -------- -----
Total interest
 earning assets       810,587   11,964  5.90%  688,246   10,572  6.14%

Noninterest earning
 assets
  Cash & due from
   banks               15,675                    8,761
  Premises &
   equipment           20,539                   14,084
  Other assets         15,756                   19,010
  Allowance for loan
   losses              (5,054)                  (4,391)
                     ---------                ---------
    Total assets     $857,503                 $725,710
                     =========                =========

 LIABILITIES AND SHAREHOLDERS'
  EQUITY

Liabilities
Interest bearing
 liabilities
  Interest bearing
    demand deposits  $123,092     $309  1.00%  $98,084     $163  0.66%
  Savings deposits     50,904       63  0.50%   47,522       57  0.48%
  Time deposits       310,398    2,079  2.68%  281,071    2,247  3.20%
  Short-term
   borrowings          72,666      317  1.74%   32,000      113  1.41%
  Long-term
   borrowings and
      subordinated
       debentures     177,188    1,805  4.07%  160,349    1,772  4.42%
                     --------- -------- ----- --------- -------- -----
                      734,248    4,573  2.49%  619,026    4,352  2.81%
Noninterest bearing
 liabilities
  Demand deposits      55,737                   46,994
  Other liabilities     5,189                    4,501
                     ---------                ---------
    Total liabilities 795,174                  670,521

Shareholders' equity   62,329                   55,189
                     ---------                ---------
  Total liabilities
   and
    shareholders'
     equity          $857,503                 $725,710
                     =========                =========

NET INTEREST EARNINGS           $7,391                   $6,220
                               ========                 ========

NET INTEREST YIELD ON EARNING
 ASSETS                                 3.65%                    3.61%
                                        =====                    =====




SUMMIT FINANCIAL GROUP, INC. (OTCBB:SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates YTD 2004 vs YTD 2003
                           For the Nine Months Ended September 30,
                     -------------------------------------------------
                                2004                     2003
                     ------------------------ ------------------------
Dollars in          Average  Earnings/ Yield/ Average  Earnings/ Yield
thousands           Balances  Expense   Rate  Balances Expense   Rate
----------------------------------------------------------------------
ASSETS
Interest earning
 assets
  Loans, net of
   unearned  interest
    Taxable          $554,819  $26,069  6.26% $443,628  $22,827  6.86%
    Tax-exempt          8,628      489  7.56%    5,931      367  8.25%
  Securities
    Taxable           167,446    5,459  4.35%  174,554    5,945  4.54%
    Tax-exempt         48,344    2,468  6.81%   40,934    2,151  7.01%
   Interest bearing
    deposits other
    banks
        and Federal
         funds sold     3,543       97  3.65%    5,860      133  3.03%
                     --------- -------- ----- --------- -------- -----
Total interest
 earning assets       782,780   34,582  5.89%  670,907   31,423  6.24%

Noninterest earning
 assets
  Cash & due from
   banks               13,269                    8,645
  Premises &
   equipment           19,803                   13,091
  Other assets         17,577                   20,321
  Allowance for loan
   losses              (4,892)                  (4,240)
                     ---------                ---------
    Total assets     $828,537                 $708,724
                     =========                =========

 LIABILITIES AND SHAREHOLDERS'
  EQUITY

Liabilities
Interest bearing
 liabilities
  Interest bearing
    demand deposits  $119,403     $841  0.94%  $97,891     $590  0.80%
  Savings deposits     49,234      174  0.47%   46,821      202  0.58%
  Time deposits       307,334    6,239  2.71%  278,648    6,817  3.26%
  Short-term
   borrowings          63,120      692  1.46%   26,407      286  1.44%
  Long-term
   borrowings and
     subordinated
      debentures      171,350    5,192  4.04%  154,382    5,387  4.65%
                     --------- -------- ----- --------- -------- -----
                      710,441   13,138  2.47%  604,149   13,282  2.93%
Noninterest bearing
 liabilities
  Demand deposits      52,631                   45,394
  Other liabilities     5,372                    4,965
                     ---------                ---------
    Total liabilities 768,444                  654,508

Shareholders' equity   60,093                   54,216
                     ---------                ---------
  Total liabilities
   and
    shareholders'
     equity          $828,537                 $708,724
                     =========                =========

NET INTEREST EARNINGS          $21,444                  $18,141
                               ========                 ========

NET INTEREST YIELD ON EARNING
 ASSETS                                 3.65%                    3.61%
                                        =====                    =====



    CONTACT: Summit Financial Group, Inc.
             Robert S. Tissue, 304-530-0552
             rtissue@SummitFGI.com